THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account Y
American Legacy® Product Suite

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account Y
American Legacy® Product Suite

Supplement dated March 15, 2013, to the Prospectus dated May 1, 2012

This Supplement outlines a change to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

American Funds Global Discovery FundSM. The merger of the American Funds Global Discovery FundSM with the American Funds Global Growth Fund will take effect on or about May 17, 2013. At the time of the merger, owners of units of the American Funds Global Discovery FundSM subaccount will automatically receive a proportionate number of units of the American Funds Global Growth Fund subaccount based on the unit value of each fund at the time of the merger. Going forward, the American Funds Global Discovery FundSM subaccount will no longer be an investment option in your policy.

Until the merger is effective, you will be able to transfer policy value from the American Funds Global Discovery FundSM subaccount to any other subaccount under the policy without any fees or charges and without the transfer counting as a transfer for purposes of any limit on the number of free transfers or any limit on the number of transfers.  As of May 10, 2013 you will not be able to transfer policy values into the American Funds Global Discovery FundSM  subaccount or allocate additional payments to it.

For complete details relating to this fund change, please refer to each fund’s prospectus, as supplemented.

Please retain this Supplement for future reference.